UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-5860

T. Rowe Price U.S. Treasury Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2010

Item 1: Report to Shareholders

U.S. Treasury Intermediate Fund	November 30, 2010

The views and opinions in this report were current as of November 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. Treasury securities produced strong results over the last six months, particularly early in the period, as concerns mounted that the worst economic crisis in recent memory would continue to produce unwelcome challenges. U.S. unemployment remained stubbornly high and the European debt crisis erupted again, with worsening problems in Ireland; Portugal; and, potentially, Spain. Longer-term Treasury yields declined in response to questions about the strength and viability of the economic recovery, though they began moving higher in the fall as it became clear that the Federal Reserve would implement additional monetary easing to spur growth. Subdued inflation kept short-term Treasury yields at low levels.

ECONOMY AND INTEREST RATES

Markets improved through the fall of 2010, despite some serious speed bumps from the intensifying European sovereign debt crisis and the continuing aftershocks in the U.S. from the housing and financial crises. U.S. unemployment remained stubbornly high, recording its 15th straight month above 9.5% in November, the longest period above that rate since 1930. With little expectation that the jobless rate would dip meaningfully below that level anytime soon, Fed Chairman Ben Bernanke put the problem succinctly, saying that the anemic growth rate was insufficient to materially reduce the jobless rate. Flagging growth and expectations that inflation would remain “contained” prompted the Fed in November to introduce a second round of monetary stimulus, or quantitative easing, dubbed “QE2,” which was intended to increase borrowing and spending by lowering longer-term interest rates.

While the economy’s recovery has been slow, it appears to be gathering momentum. Manufacturing has gained traction, and capacity utilization has risen steadily, which suggests that market demand has grown. However, the figures remain well below levels that would spark inflation. Wage growth, a lagging indicator in an economic recovery, began to increase in the second quarter of 2010 following two years of steady declines. Consumer spending has also rebounded, increasing at a 2.6% annual rate in the third quarter—its fastest pace since the fourth quarter of 2006.

Nonetheless, inflation is well below the Fed’s comfort zone of 2.0% to 3.0% a year. Inflation is projected to be about 1.6% in 2011. The central bank is unlikely to start raising short-term rates, currently in a 0.00% to 0.25% range, until clear signs emerge that core inflation is accelerating and unemployment is receding. The Fed’s decision to introduce additional monetary stimulus in the form of Treasury purchases is widely expected to improve growth rates.

As shown in the Interest Rate Levels graph, intermediate- and long-term U.S. Treasury yields fell in August amid renewed weakness in consumer spending, factory orders, and job growth. Short-term yields also declined. But following the Fed’s November announcement that it will buy $600 billion in medium-term Treasuries, the Treasury yield curve—which illustrates the relationship between the yields and maturities of government securities—steepened sharply, though the gap narrowed somewhat by the end of the month.

MARKET NEWS

For the six-month period, Treasury securities generated solid gains, as concerns mounted over whether the U.S. recovery was self-sustaining given exceptionally low growth rates and stubbornly high unemployment. The European debt crisis entered its second phase in the fall, as Ireland became the latest casualty in an ever-deepening debt strain on the Continent. Questions surfaced about Portugal and Spain and whether the euro could withstand more punishing blows. The European Central Bank announced plans to conduct stress tests on European banks, but short-term investors seemed to take little solace as it became clear that the debt conundrum would take years to play out. The U.S. dollar, which had been declining, reversed course against the weakened euro.

PORTFOLIO REVIEW

U.S. Treasury Money Fund
Your fund returned 0.01% in the six-month period ended November 30, 2010, in line with its Lipper benchmark. It is important to note that Treasury bill yields have remained at such low levels that it has been impossible to buy eligible investments within the money fund’s investment horizon that produce income sufficient to offset the fund’s expenses. As a result, T. Rowe Price continues to waive part of its management fee as needed to support the fund’s yield.

In an effort to provide support to a slow-growing U.S. economy, the Federal Reserve kept its fed funds target rate in the same ultra-low range where it has been since late 2008. The Fed’s target rate of 0.00% to 0.25% anchors the front end of an exceptionally low-yield Treasury money market curve. Investor preference for the safety of the Treasury market remains strong. Indeed, the continued market focus on the European sovereign debt crisis reminds investors that the aftershocks of the financial crisis are still being felt. The protracted resolution of credit excesses of the past and the slow pace of economic recovery suggest that money market rates will remain low for quite some time.

Over the past six months, yields on U.S. Treasury securities in the money market space moved in a narrow range. The benchmark 90-day Treasury bill yield averaged around 0.13%, moving in a range of 0.05% to 0.16%. Longer-dated Treasury obligations moved in similar fashion. The six-month bill rose to an average yield of 0.18%, while ranging over the period from 0.14% to 0.23%. The one-year bill moved in a range of 0.19% to 0.36%, ending the period at 0.25%. While Treasury rates have risen a bit, it is unlikely that yields will move significantly higher in the near term.

Within the portfolio, we continue to find attractive yields by lending into the overnight tri-party Treasury repurchase market. These transactions, which are collateralized in U.S. Treasury securities, continue to offer a yield advantage versus most of the Treasury bill curve. We also have continued to seek additional yield by maintaining positions in bonds issued under the FDIC’s Temporary Loan Guarantee Program (TLGP), which benefits from the full support of the U.S. Treasury.

Recent SEC changes to Rule 2a-7, which governs the management of all money market funds, became effective on May 31, 2010. These changes are designed to strengthen the industry and thereby create further protection for shareholders. Among many changes, money funds are now required to maintain higher levels of liquidity, which can be satisfied with Treasury holdings. This change suggests that non-Treasury money funds will increase their demand for short-dated bills. Another change requires money funds to maintain a much shorter weighted average maturity (WAM). All money funds must now maintain a WAM of 60 days or less. Despite our expectations that rates will remain low for some time—and the fact that the portfolio is already stable given that all of our holdings are backed by the U.S. Treasury—we maintained our positioning at a WAM of 54 days, the same as six months ago.

U.S. Treasury Intermediate Fund
Your fund returned 5.25% for the six-month period ended November 30, 2010. As shown in the Performance Comparison table, the fund outperformed the Lipper peer group average but lagged the Barclays Capital U.S. Treasury 4–10 Year Index. Fund returns in the six-month period reflected $0.08 of dividend income and an increase of $0.23 in the net asset value (NAV), from $5.90 to $6.13.

Credit markets continued to improve in 2010 as investors withdrew from money market funds and increased exposure to bonds. However, risk aversion grew in June due to renewed concerns about the European debt fallout. Liquidity was provided by many types of investors including the Federal Reserve, which announced plans to purchase $600 billion in Treasuries late in the period. Treasury yields, which had been trending higher earlier in the year, fell last summer as it became clear that the Fed would continue to keep the fed funds rate at a historically low level of 0.00% to 0.25%. Yields declined even in the wake of many factors that typically would result in higher yields: a higher budget deficit, better economic data, increased U.S. Treasury supply, and increased investor risk appetite. At the end of our reporting period, the 2-, 5-, and 10-year U.S. Treasury yields were 0.45%, 1.47%, and 2.80%, respectively. We expect the Fed to continue its low rate policy for some time.

Our exposure to Government National Mortgage Association (GNMA) bonds added value, and agency mortgage-backed securities (MBS) enjoyed decent returns over the past six months. The MBS sector cheapened in September 2010 as investors grew concerned about increased mortgage refinancing and fears of a national bailout program, which never materialized. We increased our allocation from 3.5% to 5.0% to benefit from the rebound. During the summer, valuations of MBS became more attractive due to concerns about prepayment and refinancing risks, which had weighed on the sector. But MBS benefited from strong demand and limited supply, which pushed up returns. Our exposure to Treasury inflation protected securities (TIPS) added slightly to performance. In September, we increased the fund’s allocation from 8.5% to 10.0% as valuations became attractive following the Fed’s comments that inflation expectations remained subdued. In October, TIPS posted strong performance, and we tactically reduced our exposure to around 7.0%. However, our yield curve positioning detracted value because the fund was underweight maturities in the five-year area, which performed well.

Earlier this year, the fund began reducing its small position in securities issued under the TLGP, which provided additional yield to the portfolio. Because we believe the sector is fully valued relative to U.S. Treasuries and most of the outstanding TLGP issues mature within the next two years, only 0.60% of the U.S. Treasury Intermediate Fund is invested in TLGP securities.

We kept the U.S. Treasury Intermediate Fund’s duration, or interest rate sensitivity, broadly neutral relative to the Barclays Capital benchmark. The market is still determining whether Fed buying and risk aversion will drive rates lower or whether they will move higher due to better economic growth.

U.S. Treasury Long-Term Fund
Your fund returned 5.14% for the six-month period ended November 30, 2010. As shown in the Performance Comparison table, the fund outperformed the Lipper peer group average and the Barclays Capital U.S. Treasury Long Index. Fund performance in the last six months reflected $0.22 of dividend income and a $0.39 increase in the NAV, from $11.71 to $12.10.

As with the U.S. Treasury Intermediate Fund, we kept the fund’s duration, or interest rate sensitivity, relatively neutral versus the benchmark. The fund also took advantage of strong performance in the TIPS market, and we tactically reduced our exposure from 6% to 4% as TIPS rallied. The fund’s position in GNMA securities helped performance as investors sought higher yields beyond the relative safety of U.S. Treasuries. We maintained our exposure to GNMA securities at about 5% of the fund during the period. Our positioning along the yield curve also helped performance. We were underweight in longer-duration positions, which helped as the yield curve steepened and the longest-maturity bonds underperformed due to rising inflation expectations and lower investor demand relative to shorter-dated Treasuries that are less sensitive to interest rate fluctuations.

OUTLOOK

The U.S. economy continues to rebound from a deep recession, though the pace of the recovery is slower than investors or policymakers predicted. Many economic indicators—from manufacturing to private sector hiring—have improved considerably in the past six months. Consumer spending has strengthened, and wages have begun to rise. This suggests that the recovery is gaining traction, particularly since government stimulus spending has faded and growth appears to be a result of improved demand for goods and services. However, unemployment remains stubbornly high, the housing market has not fully recovered, and the European debt crisis continues to impede progress.

The Fed’s additional quantitative easing measures should have a positive effect on financial conditions by tightening credit spreads and keeping yields on longer-term bonds contained. We expect longer-term Treasury note and bond yields to remain range-bound in the near term, with rates anchored at the front end of the yield curve for the foreseeable future as inflation remains subdued. This will give the Fed time to ensure that the economic recovery is sound. Longer term, we anticipate higher yields and a flatter yield curve as accommodative policies are removed from the system.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee U.S. Treasury Money Fund

Brian J. Brennan
Chairman of the Investment Advisory Committee
U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund

December 9, 2010

The committee chairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing each fund’s investment program.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Funds that invest in fixed income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments, but these are highly unlikely for securities backed by the full faith and credit of the U.S. government. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded—which are highly unlikely for securities backed by the full faith and credit of the U.S. government—or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Barclays Capital U.S. Treasury 4–10 Year Index: An index that includes all Treasuries in the Barclays Capital U.S. Aggregate Index that mature in four to 10 years.

Barclays Capital U.S. Treasury Long Index: An index that includes all Treasuries in the Barclays Capital U.S. Aggregate Index that mature in 10 years or more.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Consumer price index (CPI): A measure of the average price of consumer goods and services purchased by households.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Gross domestic product (GDP): Total market value of all goods and services produced in a country in a given year.

Inflation: A sustained increase in prices throughout the economy.

Lipper average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

SEC yield (7-day unsubsidized simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Weighted average life: The dollar-weighted average maturity of a portfolio’s securities without taking into account interest rate reset dates for certain adjustable rate securities. It is a measure that reflects how a fund may react in periods when credit spreads are widening or liquidity conditions are tightening. In general, the longer the fund’s average life, the greater its exposure to interest rate fluctuations. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Quarter-End Returns

Periods Ended 9/30/10	SEC Yield (7-Day Simple)*	SEC Yield (7-Day Simple)– Unsubsidized	1 Year	5 Years	10 Years
U.S. Treasury Money Fund	0.01%	-0.25%	0.01%	2.15%	2.03%
U.S. Treasury Intermediate Fund	–		9.38	7.07	6.38
U.S. Treasury Long-Term Fund	–		12.71	7.89	7.75

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, yield, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds' fiscal period. It shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. A money fund's yield more closely represents its current earnings than does the total return.

*In an effort to maintain a zero or positive net yield for the fund, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund. This voluntary waiver is in addition to any contractual expense ratio limitation in effect for the fund and may be amended or terminated at any time without prior notice. A fee waiver has the effect of increasing the fund's net yield; without it, the fund's 7-day yield would have been lower. Please see the prospectus for more details.

Expense Ratio

U.S. Treasury Money Fund	*0.45%*
U.S. Treasury Intermediate Fund	*0.52*
U.S. Treasury Long-Term Fund	*0.59*

The expense ratio shown is as of the fund's fiscal year ended 5/31/10. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 11/30/10‡	Year Ended 5/31/10‡	5/31/09‡	5/31/08‡	5/31/07‡	5/31/06‡
NET ASSET VALUE						
Beginning of period	$ 5.90	$ 5.90	$ 5.56	$ 5.20	$ 5.14	$ 5.47
Investment activities						
Net investment income	0.08	0.17	0.16	0.21	0.21	0.20
Net realized and unrealized gain (loss)	0.23	0.14	0.36	0.36	0.06	(0.32)
Total from investment activities	0.31	0.31	0.52	0.57	0.27	(0.12)
Distributions						
Net investment income	(0.08)	(0.18)	(0.17)	(0.21)	(0.21)	(0.20)
Net realized gain	–	(0.13)	(0.01)	–	–	(0.01)
Total distributions	(0.08)	(0.31)	(0.18)	(0.21)	(0.21)	(0.21)
NET ASSET VALUE						
End of period	**$ 6.13**	**$ 5.90**	**$ 5.90**	**$ 5.56**	**$ 5.20**	**$ 5.14**

Ratios/Supplemental Data

Total return(1)	**5.25%**	**5.34%**	**9.43%**	**11.16%**	**5.35%**	**(2.27)%**
Ratio of total expenses to average net assets	0.50%(2)	0.52%	0.52%	0.54%	0.57%	0.62%
Ratio of net investment income to average net assets	2.56%(2)	2.96%	2.74%	3.83%	4.02%	3.70%
Portfolio turnover rate	11.1%	37.2%	101.5%	101.1%	37.3%	47.4%
Net assets, end of period (in millions)	$ 513	$ 474	$ 581	$ 334	$ 228	$ 242

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 0.5%		
Manufacturing 0.5%		
John Deere Capital, 2.875%, 6/19/12 (1)	2,800	2,902
Total Corporate Bonds (Cost $2,797)		2,902
U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 5.0%		
U.S. Government Obligations 5.0%		
Government National Mortgage Assn.		
4.00%, 9/20/40	7,731	7,943
5.50%, 7/15/36 - 8/15/38	4,420	4,814
6.00%, 3/15/11 - 7/20/39	7,362	8,140
6.50%, 5/15/24 - 9/15/38	1,553	1,752
7.00%, 3/15/13 - 12/20/32	2,511	2,785
7.50%, 2/15/16 - 11/15/17	37	41
8.00%, 4/15/17 - 10/15/25	31	35
8.50%, 2/15/17 - 4/15/23	8	9
9.00%, 12/15/19 - 8/15/21	4	4
9.50%, 12/15/24 - 5/15/25	38	43
10.50%, 2/20/16 - 6/20/19	27	31
11.00%, 9/15/15 - 12/15/19	34	39
11.50%, 2/15/13 - 9/15/15	26	29
12.50%, 10/15/13 - 3/15/15	7	8
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $24,370)		25,673
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 93.5%		
U.S. Treasury Obligations 93.5%		
U.S. Treasury Bonds, 7.50%, 11/15/16 (2)	24,000	31,774
U.S. Treasury Bonds, 8.875%, 8/15/17	28,650	41,064
U.S. Treasury Bonds, 8.875%, 2/15/19	7,000	10,433

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 11/30/10	Year Ended 5/31/10
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 6,557	$ 15,389
Net realized gain	4,749	9,100
Change in net unrealized gain	14,076	663
Increase in net assets from operations	25,382	25,152
Distributions to shareholders		
Net investment income	(6,616)	(15,608)
Net realized gain	–	(11,859)
Decrease in net assets from distributions	(6,616)	(27,467)
Capital share transactions*		
Shares sold	102,292	209,524
Distributions reinvested	5,458	21,056
Shares redeemed	(87,557)	(335,809)
Increase (decrease) in net assets from capital share transactions	20,193	(105,229)
Net Assets		
Increase (decrease) during period	38,959	(107,544)
Beginning of period	473,633	581,177
End of period	**$ 512,592**	**$ 473,633**
Undistributed (overdistributed) net investment income	(59)	–
*Share information		
Shares sold	16,785	35,707
Distributions reinvested	890	3,596
Shares redeemed	(14,301)	(57,585)
Increase (decrease) in shares outstanding	3,374	(18,282)

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price U.S. Treasury Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Treasury Intermediate Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 29, 1989. The fund seeks a high level of income consistent with maximum credit protection and moderate fluctuation in principal.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On June 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on November 30, 2010:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2010, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of November 30, 2010, the fund held interest rate futures with cumulative unrealized gain of $80,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the six months ended November 30, 2010, the fund recognized $517,000 of realized gain on Futures and a $271,000 change in unrealized gain on Futures related to its investments in interest rate derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2010, the fund’s exposure to futures, based on underlying notional amounts, was generally between 3% and 11% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of U.S. government securities aggregated $77,911,000 and $55,896,000, respectively, for the six months ended November 30, 2010.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At November 30, 2010, the cost of investments for federal income tax purposes was $475,791,000. Net unrealized gain aggregated $34,500,000 at period-end, of which $34,701,000 related to appreciated investments and $201,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee is determined by applying a group fee rate to the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. At November 30, 2010, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through September 30, 2012. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.55%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than September 30, 2014. For the six months ended November 30, 2010, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2010, expenses incurred pursuant to these service agreements were $42,000 for Price Associates; $134,000 for T. Rowe Price Services, Inc.; and $84,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Treasury Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 21, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	January 21, 2011